Trade and other receivables	12 Months Ended
Dec. 31, 2019
Trade and other receivables
Trade and other receivables

9.       Trade and other receivables

The trade and other receivables are composed of receivables which are detailed below:

	Year Ended
	December 31,
(in thousands of €)	2019	2018	2017
VAT receivable	€1,121	€496	€317
Trade receivables	22,580	214	845
Other receivables	1,378	455	750
Interest receivable	2,081	556	—
VLAIO grant receivable	955	1,165	930
	€28,115	€2,886	€2,842

The nominal amounts of all trade and other receivables approximate their respective fair values. The VAT receivable relates to VAT amounts to be recovered in the first quarter of 2020.

Trade receivables correspond to amounts invoiced to the collaborators or strategic allies of the Company. On December 31, 2019, an amount of €0.1 million was due for more than 30 days, but still considered to be collectable. The Company applied the IFRS 9 simplified approach to measure expected credit losses, which uses a lifetime expected loss allowance for all receivables. To measure the expected credit losses, receivables have been grouped based on credit risk characteristics and the days past due. The provision for expected credit losses was not significant given that there have been no credit losses over the last three years and the high quality nature of our customers. As a result, no bad debt allowance was recorded nor were any trade receivables impaired on December 31, 2019 and December 31, 2018.

The Flanders Innovation and Entrepreneurship Agency grant to receive consists of earned income from government grants for which no payments have been received but for which the relating expenditures have been incurred. For more information on the Flanders Innovation and Entrepreneurship Agency grants to receive, see note 18.